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Exhibit 10.1.2

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of December 30, 2007 by and among CHEROKEE INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement described below, each as a Lender, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation as Agent, and each of the other Persons who are signatories hereto (Borrower and each such other Person is individually referred to herein as a "Credit Party" and collectively as the "Credit Parties").

W I T N E S S E T H :

        WHEREAS, the Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 25, 2004 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders made certain loans and other financial accommodations to the Borrower.

        WHEREAS, the Borrower has requested that the Agent and Lenders amend the Credit Agreement in certain respects, and Agent and Lenders are willing to grant such request upon the terms and subject to the conditions set forth herein.

        NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

        1.    Defined Terms.    Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

        2.    Amendments to Credit Agreement.    Subject to the terms and conditions of this Amendment, the Credit Agreement is amended as set forth below.

          2.1   Section 3.1(b)(1)(v) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                 "(v) subject to and in accordance with the Tri-Party Agreement Re: Payment Procedures, by the ITS Companies and Borrower to each other and Borrower, as applicable, in an aggregate amount not to exceed $9,850,000."

          2.2   Section 3.3(d) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                 "(d) Borrower and its Domestic Subsidiaries may make Investments in their wholly owned Domestic Subsidiaries so long as each such Subsidiary has issued a guarantee in favor of Agent for the benefit of the Lenders and granted the security interests as set forth in Section 2.8 hereof, and Borrower and its Domestic Subsidiaries may make Investments in their respective Foreign Subsidiaries in an amount not to exceed $67,650,000 in the aggregate at any time outstanding, provided that any such Investment in the form of Indebtedness does not exceed the amounts specified and is otherwise expressly permitted under Subsections 3.1(b(1)(iii), 3.1(b)(1)(v), 3.1(b)(1)(vi) and 3.1(b)(1)(vii);"

        3.    Conditions.    The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a)   the execution and delivery of this Amendment by Borrower and the Lenders;

          (b)   the truth and accuracy of the representations and warranties contained in Section 4 hereof; and

          (c)   the absence of any Default or Event of Default.

        4.    Representations and Warranties.    Borrower hereby represents and warrants to Agent and the Lenders as follows:

          (a)   after giving effect to this Amendment, the representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof, except to the extent that any such representation or warranty relates to a specific date, in which case such representation and warranty shall have been true and correct as of such earlier date;

          (b)   the execution, delivery and performance by the Borrower of this Amendment is within its power, requires no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the organizational documents of Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

          (c)   this Amendment constitutes the valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor's rights generally and by general equitable principles; and

          (d)   no Default or Event of Default exists.

        5.    No Waiver.    Except as expressly amended hereby, the Credit Agreement and Other Agreements remain unmodified and in full force and effect. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

        6.    Fees and Expenses.    The Borrower agrees to reimburse the Agent for its reasonable out of pocket fees and expenses (including reasonable attorney's fees) incurred with respect to the preparation of this Amendment and all matters directly related thereto.

        7.    Further Assurances Covenant.    Borrower hereby covenants to do (or cause to be done), such acts and to execute and deliver such documents or instruments as the Agent reasonably requests in order to evidence or otherwise protect the Agent or Lender's interests hereunder and to perfect the security interests granted or contemplated under the Credit Agreement and the Loan Documents or to otherwise more fully effectuate the transactions contemplated hereunder.

        8.    Severability.    In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        9.    Headings.    Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

        10.    GOVERNING LAW; SUBMISSION TO JURISDICTION.    THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF

PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

        11.    WAIVER OF JURY TRIAL.    BORROWER AND THE AGENT HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

        12.    Counterparts; Integration.    This Amendment may be executed and delivered via facsimile, pdf or similar electronic transmission with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

        13.    Reaffirmation.    Borrower and each other Credit Party, as debtor, grantor, pledgor, guarantor, assignor or in any other similar capacity in which such Person grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted liens on or security interests in any of its property pursuant to any such Credit Agreement or other Loan Document as security for or otherwise guaranteed the Borrower's Obligations under or with respect to the Credit Agreement and the other Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Borrower hereby agrees that such liens and security interests hereafter secure all of the Obligations, in each case as if each reference in such Credit Agreement or Loan Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Credit Agreement and other Loan Documents as hereby amended and that such security interests are and shall remain perfected under applicable law. The execution of this Amendment shall not operate as a novation, waiver of any right, power or remedy of the Agent or any Lender nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents, except as expressly set forth herein and shall be limited to the particular instance expressly set forth.

—Remainder of Page Intentionally Left Blank; Signature Page Follows—

        IN WITNESS WHEREOF, the parties have executed this Second Amendment to Amended and Restated Credit Agreement as of the date set forth above.

BORROWER:
CHEROKEE INTERNATIONAL CORPORATION, a Delaware corporation
By:	/s/ LINSTER W. FOX
Name: Its:	Linster W. Fox EVP, CEO & SECRETARY
THE AGENT AND LENDERS:
GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, an L/C Issuer and a Lender
By:	/s/ MICHAEL J. COX
Name: Its:	Michael J. Cox Duly Authorized Signatory

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  Exhibit 10.1.2
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT